                        FEDERAL REALTY INVESTMENT TRUST
================================================================================

                            Supplemental Information
                               December 31, 1995

================================================================================


                               TABLE OF CONTENTS



1.  Debt Summary.............................................................E-2


2.  Occupancy
          Percentage Leased..................................................E-3
          Economic Occupancy.................................................E-4
          Regional Breakdown.................................................E-5


3.  Leases Signed Analysis
          Comparable and Non-Comparable......................................E-6


4.  Lease Expirations
          Average Rent on Leases Expiring....................................E-7
          Leases Expiring on Anchor and Small Shops..........................E-8


5.  Sales/Occupancy Costs
          Overall, Anchor & Small Shop.......................................E-9


6.  Press Release...........................................................E-10


7.  Glossary of Terms.......................................................E-11



================================================================================



                          4800 Hampden Lane, Suite 500
                            Bethesda, Maryland 20814
                                  301/652-3360

FEDERAL  REALTY INVESTMENT TRUST
DEBT ANALYSIS  (excluding capital leases and interest rate swaps)
December 31, 1995

--------------------------------------------------------------------------------------------------------------------------
                                                                                                      Balance
                                                            Maturity          Rate                (in thousands)
                                                            --------          ----                --------------
Mortgages
             Barracks Road                                     06/01/98             9.77%                $21,765
             Falls Plaza                                       06/01/98             9.77%                  4,327
             Old Keene Mill                                    06/01/98             9.77%                  7,094
             West Falls                                        06/01/98             9.77%                  4,966
             Loehmanns Plaza                                   07/21/98             9.75%                  6,499
             Federal Plaza                                     03/10/01             8.95%                 28,797
             Tysons Station                                    09/01/01            9.875%                  4,319
             Bristol                                           08/01/98             9.65%                 11,221
             Northeast                                         12/31/01     participating                  1,500
                                                                                                  --------------
                                                                                                         $90,488
                                                                                                  ==============


Notes payable
             Revolving credit facilities                               libor +.85% to libor +1%          $40,110
             Note issued in connection with
                tenant buyout at Queen Anne Plaza              01/15/06            8.875%                  1,369
             Note issued in connection with
                aquisition of Federal Plaza                    07/01/96             8.00%                  2,957
             Note issued in connection with
                renovation of Perring Plaza                    01/31/13            10.00%                  2,922
             Note issued in connection with lease              11/13/95              none                  2,500
             Other                                              various           various                    122
                                                                                                  --------------
                                                                                                         $49,980
                                                                                                  ==============

Unsecured Public Debt
             5 1/4% Convertible subordinated                   04/30/02            5.250%                   $289
                debentures
             5 1/4% Convertible subordinated                   10/28/03            5.250%                 75,000
                debentures
             8 7/8% Notes (fixed)                              01/15/00            8.875%                 75,000
             8 7/8% Notes (fixed) *                            01/15/00            7.530%                 25,000
             8% Notes (fixed)                                  04/21/02            8.000%                 25,000
             6.625% Notes (fixed)                              12/01/05            6.625%                 40,000
                                                                                                  --------------
                                                                                                        $240,289
                                                                                                  ==============
                                                         Total fixed rate debt                          $339,147        89.07%

                                                         Total variable rate debt                         41,610        10.93%
                                                                                                  --------------  ------------
                                                         Total debt                                     $380,757       100.00%
                                                                                                  ==============  ============

                                                         Weighted average interest rate:
                                                         ---------------------------------
                                                           Fixed rate debt                                7.79%
                                                           Variable on revolving facilities               6.90%**






* The Trust purchased an interest rate swap on $25 million which was sold for $1.5 million, thereby decreasing the effective interest rate.
** Weighted average interest rate on revolving credit facilities for twelve months ended December 31, 1995.

Federal Realty Investment Trust
Percentage Leased Analysis
December 31, 1995

------------------------------------------------------------------------------------------------------------------------------------


            Overall Occupancy
      (Quarter to Quarter Analysis)                      December 31, 1995                            December 31, 1994
                                            ------------------------------------------    -----------------------------------------

                   Type                        Size           Leased         Occupancy       Size          Leased        Occupancy
----------------------------------------    ----------      ----------      ----------    ----------     ----------      ----------
Retail Properties (square feet)             12,445,447      11,888,230          95%       11,195,328     10,608,627         95%
Rollingwood Apartments (# of units)            282             271              96%          282            278             99%


            Overall Occupancy
           (Rolling 12 Months)                         December 31, 1995                             September 30, 1995
                                            ------------------------------------------    -----------------------------------------

                   Type                        Size           Leased         Occupancy       Size          Leased        Occupancy
----------------------------------------    ----------      ----------      ----------    ----------     ----------      ----------
Retail Properties (square feet)             12,445,447      11,888,230          95%       12,031,774     11,375,676         95%
Rollingwood Apartments (# of units)            282             271              96%          282            279             99%


             Overall Occupancy
            (Rolling 12 Months)                             June 30, 1996                               March 31, 1995
                                            ------------------------------------------    -----------------------------------------

                   Type                        Size           Leased         Occupancy       Size          Leased        Occupancy
----------------------------------------    ----------      ----------      ----------    ----------     ----------      ----------
Retail Properties (square feet)             11,725,082      10,976,997          94%       11,222,812     10,505,010         94%
Rollingwood Apartments (# of units)            282             280              99%          282            281             99%


------------------------------------------------------------------------------------------------------------------------------------



            Same Center Occupancy
       (Quarter to Quarter Comparison)                    December 31, 1995                            December 31, 1994
                                            ------------------------------------------    -----------------------------------------

                   Type                        Size           Leased         Occupancy       Size          Leased        Occupancy
----------------------------------------    ----------      ----------      ----------    ----------     ----------      ----------
Retail Properties (square feet)             11,031,179      10,538,610          96%       10,873,246     10,321,046         95%
Rollingwood Apartments (# of units)            282             271              96%          282            278             99%


            Same Center Occupancy
                                                      At December 31, 1995                         At September 30, 1995
                                            ------------------------------------------    -----------------------------------------

                   Type                        Size           Leased         Occupancy       Size          Leased        Occupancy
----------------------------------------    ----------      ----------      ----------    ----------     ----------      ----------
Retail Properties (square feet)             11,031,179      10,538,610          96%       10,553,745     10,009,447         95%
Rollingwood Apartments (# of units)            282             271              96%          282            279             99%


            Same Center Occupancy
                                                        At June 30, 1995                            At March 31, 1995
                                            ------------------------------------------    -----------------------------------------

                   Type                        Size           Leased         Occupancy       Size          Leased        Occupancy
----------------------------------------    ----------      ----------      ----------    ----------     ----------      ----------
Retail Properties (square feet)             10,438,581       9,820,887          94%       10,203,347      9,600,482         94%
Rollingwood Apartments (# of units)            282             280              99%          282            281             99%

Federal Realty Investment Trust
Economic Occupancy Analysis
December 31,1995

------------------------------------------------------------------------------------------------------------------------------------




    Overall Economic Occupancy                         December 31, 1995                              December 31, 1994
  (Quarter to Quarter Analysis)         --------------------------------------------   ---------------------------------------------

                                                           Leases                                          Leases
                                                         Generating      Economic                        Generating       Economic
              Type                          Size           Income        Occupancy         Size            Income         Occupancy
------------------------------------    ------------    ------------    ------------   ------------     ------------    ------------

Retail Properties (square feet)          12,455,447      11,627,243         93%         11,195,328       10,229,236          91%
Rollingwood Apartments (# of units)         282             271             96%            282              272              96%



    Overall Economic Occupancy                         December 31, 1995                             September 30, 1995
       (Rolling 12 Months)              --------------------------------------------   ---------------------------------------------

                                                           Leases                                          Leases
                                                         Generating      Economic                        Generating       Economic
              Type                          Size           Income        Occupancy         Size            Income         Occupancy
------------------------------------    ------------    ------------    ------------   ------------     ------------    ------------

Retail Properties (square feet)          12,455,447      11,627,243         93%         12,031,774       11,009,824          92%
Rollingwood Apartments (# of units)         282             271             96%            282              279              99%


    Overall Economic Occupancy                          June 30, 1995                                 March 31, 1995
       (Rolling 12 Months)              --------------------------------------------   ---------------------------------------------

                                                           Leases                                          Leases
                                                         Generating      Economic                        Generating       Economic
              Type                          Size           Income        Occupancy         Size            Income         Occupancy
------------------------------------    ------------    ------------    ------------   ------------     ------------    ------------

Retail Properties (square feet)          11,725,082      10,641,004         91%         11,222,812       10,176,840          91%
Rollingwood Apartments (# of units)         282             280             99%            282              281              99%


------------------------------------------------------------------------------------------------------------------------------------



 Same Center Economic Occupancy                        December 31, 1995                              December 31, 1994
 (Quarter to Quarter Comparison)        --------------------------------------------   ---------------------------------------------

                                                           Leases                                          Leases
                                                         Generating      Economic                        Generating       Economic
              Type                          Size           Income        Occupancy         Size            Income         Occupancy
------------------------------------    ------------    ------------    ------------   ------------     ------------    ------------

Retail Properties (square feet)          11,031,179      10,293,222         93%         10,873,246       10,012,845          92%
Rollingwood Apartments (# of units)         282             271             96%            282              272              96%


 Same Center Economic Occupancy                      At December 31, 1995                          At September 30, 1995
                                        --------------------------------------------   ---------------------------------------------

                                                           Leases                                          Leases
                                                         Generating      Economic                        Generating       Economic
              Type                          Size           Income        Occupancy         Size            Income         Occupancy
------------------------------------    ------------    ------------    ------------   ------------     ------------    ------------

Retail Properties (square feet)          11,031,179      10,293,222         93%         10,553,745        9,764,246          93%
Rollingwood Apartments (# of units)         282             271             96%            282              279              99%


 Same Center Economic Occupancy                        At June 30, 1995                              At March 31, 1995
                                        --------------------------------------------   ---------------------------------------------

                                                           Leases                                          Leases
                                                         Generating      Economic                        Generating       Economic
              Type                          Size           Income        Occupancy         Size            Income         Occupancy
------------------------------------    ------------    ------------    ------------   ------------     ------------    ------------

Retail Properties (square feet)          10,438,581       9,552,765         92%         10,203,347        9,441,725          93%
Rollingwood Apartments (# of units)         282             280             99%            282              272              96%

Federal Realty Investment Trust
Regional Occupancy Analysis
December 31, 1995

--------------------------------------------------------------------------------

                                   Total Square                Occupancy
           Region                    Footage                    12/31/95
----------------------------     ---------------          ------------------
D.C./Baltimore                         3,890,693                  96%
Philadelphia                           2,146,188                  96%
New York/New Jersey                    1,982,399                  97%
Central Virginia                       1,162,103                  96%
Mid-West                               1,152,139                  94%
New England                              902,421                  98%
Other                                  1,219,504                  89%



================================================================================

                                   Total Square                Occupancy
           Region                    Footage                    12/31/95
----------------------------     ---------------          ------------------
D.C./Baltimore
     Anchor                            1,973,242                  99%
     Small Shops                       1,917,451                  92%

Philadelphia
     Anchor                            1,201,184                  95%
     Small Shops                         945,004                  96%

New York/New Jersey
     Anchor                            1,454,053                  98%
     Small Shops                         528,346                  94%

Central Virginia
     Anchor                              534,954                 100%
     Small Shops                         627,149                  93%

Mid-West
     Anchor                              681,195                 100%
     Small Shops                         470,944                  86%

New England
     Anchor                              444,348                 100%
     Small Shops                         458,073                  97%

Other
     Anchor                              624,138                  92%
     Small Shops                         595,366                  85%


Federal Realty Investment Trust
Leasing Activity
December 31, 1995

-------------------------------------------------------------------------------------------------------------

Comparable
                                                                           Weighted           Average Prior
                                  Number of           Square             Average Lease          Rent Per
     Rolling 12 Months          Leases Signed          Feet              Term (Years)          Square Foot
---------------------------    ---------------    ----------------     ----------------      ----------------
      4th Quarter 1995               101                536,433             7.9                        $11.08
      3rd Quarter 1995                69                226,759             5.8                         14.05
      2nd Quarter 1995                96                313,386             8.6                         13.61
      1st Quarter 1995                68                230,171             6.9                         12.95
           Total                     334              1,306,749             7.6                        $12.53

                                                                                                 Estimated
                                Average Current                          Percentage                Tenant
                                   Rent Per          Annualized           Increase              Improvement
     Rolling 12 Months           Square Foot      Increase in Rent     over Prior Rent             Costs
---------------------------    ---------------    ----------------     ----------------      ----------------
      4th Quarter 1995              $13.51            $1,307,636            22%                    $3,482,000
      3rd Quarter 1995               14.24                41,961             1%                       865,000
      2nd Quarter 1995               17.56             1,239,862            29%                     3,892,000
      1st Quarter 1995               14.60               379,855            13%                     1,290,000
           Total                    $14.80            $2,969,314            18%                    $9,529,000



Non-Comparable                                                           Weighted
                                                                          Average
                                  Number of           Square               Lease              Average Rent
     Rolling 12 Months          Leases Signed          Feet             Term (Years)          Per Square Foot
---------------------------    ---------------    ----------------     ----------------      ----------------
      4th Quarter 1995                8                61,598               13.3                       $16.81
      3rd Quarter 1995                4                26,089                9.7                        13.76
      2nd Quarter 1995                8                60,731                9.4                        23.26
      1st Quarter 1995                6                14,516                6.9                        15.22
           Total                     26               162,934               10.6                       $18.58



                                                      Estimated
                                  Annualized           Tenant
                                    Current          Improvement
     Rolling 12 Months               Rent               Costs
---------------------------    ---------------    ----------------
      4th Quarter 1995            $1,035,659              $250,000
      3rd Quarter 1995               358,961                     0
      2nd Quarter 1995             1,412,465             1,433,000
      1st Quarter 1995               220,998                12,000
           Total                  $3,028,083            $1,695,000

Federal Realty Investment Trust
Leases Expiring



               Total        Percent       Average
            Square Feet     of Total      Rent Per
            Expiring (1)  Portfolio(2)  Square Foot
            ------------  ------------  -----------
    1996      604,634          5%          $11.76
    1997      539,942          4%          $15.45
    1998      436,361          4%          $16.30
    1999      834,626          7%          $10.08
    2000      432,401          3%          $19.29

(1) Excludes lease expirations with options
(2) Total square footage December 31, 1995:             12,455,447

Federal Realty Investment Trust
Leases Expiring - Anchors and Small Shops



                       Total            Percent
                    Square Feet         of Total
                    Expiring (1)      Portfolio(2)
                    ------------      ------------
 1996
     Anchor              180,630              1%
     Small Shop          424,004              4%

 1997
     Anchor              122,178              1%
     Small Shop          417,764              3%

 1998
      Anchor              87,299              1%
      Small Shop         349,062              3%

 1999
     Anchor              490,632              4%
     Small Shop          343,994              3%

 2000
     Anchor               18,588   Less Then  1%
     Small Shop          413,813              3%


(1) Excludes lease expirations with options
(2) Total square footage December 31, 1995:      12,455,447

Federal Realty Investment Trust
1995 Sales/Occupancy Costs

                                                               Average             Average
                                           Average            Occupancy        Occupancy Costs
                                          Sales Per           Cost per          as Percentage
                                         Square Foot         Square Foot           of Sales
                                       --------------      --------------     ------------------
Reporting Tenants*                         $264.26             $13.61                5.1%

Reporting Anchor Tenants                   $287.98              $9.94                3.4%

Reporting Small Shop Tenants               $213.77             $20.43                9.5%


* Includes only those tenants that have 12 months of reported sales in 1995

                                                Mary Jane Morrow
                                                Senior Vice President
                                                Finance & Treasurer
                                                (301) 961-9321



                   FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
                             1995 OPERATING RESULTS



Bethesda, Maryland
February 13, 1996


     Federal Realty Investment Trust (NYSE:FRT) reported today that funds from operations for the year ended December 31, 1995 increased 13% to $57.0 million from $50.4 million in 1994. On a per share basis, funds from operations increased 9% to $1.79 per share in 1995 from $1.64 in 1994.


     A comparison of property operations for the year ended 1995 versus 1994 shows the following:


  . Rental income increased 11.5% to $142.8 million in 1995 compared to $128.1 million in 1994. If adjusted to exclude properties acquired and sold during 1994 and 1995, rental income increased 4% to $130.1 million in 1995 from $124.7 million in 1994.


  . During 1995, the Trust signed leases for a total 1.5 million square feet of retail space. On a same space basis, the Trust re-leased 1.3 million square feet at an average increase in rent per square foot of 18%. The weighted average rent on these leases was $14.80 per square foot compared to the previous average rent of $12.53 per square foot.

                                     -MORE-

     During 1994, the Trust leased a total 1.2 million square feet. On a same space basis, 970,000 square feet was re-leased at an average increase in rent per square foot of 29%. The weighted average rent on these leases was $15.16 per square foot compared to the previous average rent per square foot of $11.74.


   . Same center occupancy stood at 96% at December 31, 1995 versus 95% at year end 1994. The overall portfolio was 95% leased at both December 31, 1995 and 1994.


     Commenting on the year, Steven J. Guttman, President and Chief Executive Officer stated, "We are very pleased with our strong 1995 results. In addition to the positive contributions from our recent acquisitions, we continue to benefit from the improved performance of our core portfolio. Our recent redevelopment and remerchandising programs combined with continued strong demand for our retail space has produced steady rental income growth which has added positively to our operating results."


     Federal Realty is an equity real estate investment trust specializing in the ownership, management, development and redevelopment of prime retail properties. The Trust's real estate portfolio contains 70 retail properties, principally shopping centers, located in the Northeast and Mid-Atlantic corridor as well as the Chicago metropolitan area.


     Federal Realty has paid quarterly dividends to its shareholders continuously since its founding in 1962 and has increased its dividend rate for each of the last 28 consecutive years. Shares of the Trust are traded on the New York Stock Exchange under the symbol: FRT.


                                      ###


                              Financial Highlights
                     (in thousands, except per share data)

                                                Three Months Ended           Year Ended
                                                 December 31, 1995        December 31, 1995
OPERATING RESULTS                                 1995      1994           1995       1994
-----------------                                 ----      ----           ----       ----
Revenues
  Rental income                                 $38,284    33,965       $142,841   $128,133
  Interest                                        1,064       887          4,113      3,933
  Other income                                    2,152     1,630          7,435      5,698
                                                  -----     -----          -----      -----
                                                 41,500    36,482        154,389    137,764
Expenses
  Rental                                         10,034     8,647         35,093     35,830
  Real estate taxes                               3,767     3,223         14,471     12,097
  Interest                                       10,454     7,929         39,268     31,462
  Administrative                                  2,822     2,213          7,305      6,661
  Other Charges                                     --        297            --       1,055
  Depreciation and amortization                   9,086     8,065         34,901     29,801
                                                  -----     -----         ------     ------
                                                 36,163    30,374        131,038    116,906
                                                 ------    ------        -------    -------
Operating income before investors' share of
 operations and loss on sale of real estate       5,337     6,108         23,351     20,858
  Investor's share of operations                     29       103            304       (392)
                                                    ---       ---         ------     ------

Income before loss on sale of real estate         5,366     6,211         23,655     20,466
  Loss on sale of real estate                       --                      (545)       --
                                                  -----     -----         ------     ------
Net income                                       $5,366    $6,211        $23,110    $20,466
                                                 ======    ======        =======    =======
Earnings per share                                $0.16     $0.20          $0.72      $0.67

Funds from Operations
  Net income                                     $5,366    $6,211        $23,110    $20,466
  Add:  depreciation and amortization
        of real estate assets                     8,096     7,122         30,986     26,479
  Add:  amortization of initial direct
        costs of leases                             597       626          2,393      2,404
  Add:  loss on sale and nonrecurring items         --        297            545      1,055
  Funds from operations                          14,059    14,256         57,034     50,404
  Funds from operations per share                 $0.44     $0.45          $1.79      $1.64
  Weighted average shares outstanding            32,205    31,604         31,860     30,679
---------------------------------------------------------------------------------------------
                                                                      Dec. 31    December 31,
BALANCE SHEET DATA                                                     1995          1994
------------------                                                     ----          ----
Assets
  Real estate, at cost                                             $1,009,682      $852,722
  Mortgage notes receivable                                            13,561        13,178
  Cash and investments                                                 10,782         7,583
Total assets                                                         $886,154      $751,804
Liabilities and Shareholders' Equity
  Obligations under capital leases                                   $131,829      $132,924
  Mortgages payable                                                    90,488       102,781
  Notes payable                                                        49,980        61,883
  Senior Notes                                                        165,000          --
  Convertible subordinated debentures                                  75,289        75,289
Shareholders' Equity                                                  327,468       343,222

                               Glossary of Terms



Average occupancy costs: Includes rent, common area maintenance expense, real estate taxes, merchant association dues and other charges

Economic occupancy: The square footage generating rental income expressed as a percentage of its total rentable square feet.

Leases signed - comparable: Represents leases signed on spaces for which there was a former tenant.

Leases signed - noncomparable: Represents leases signed on spaces for which there was no previous tenant, i.e. expansion space or space that was previously non-leasable.

Leases signed - prior rent: Total rent paid by the previous tenant; includes minimum and percentage rent.

Occupancy: The currently leased portion of a property expressed as a percentage of its total rentable square feet; includes square feet covered by leases for stores not yet opened.

Overall occupancy: Occupancy for the entire portfolio -- includes all centers owned in reporting period.

Same center occupancy: Occupancy for only those centers owned and operating in the periods being compared. Excludes centers purchased or sold as well as properties under redevelopment.

Tenant improvement costs: Represents the total dollars committed for the improvement (fit-out) of a space as relates to a specific lease. The amounts shown represent not only the estimated cost to fit-out the tenant space, but may also include base building costs (i.e. expansion, escalators or new entrances) which are required to make the space leasable.